Supplement Dated May 13, 2013
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

MoneyGuard VUL Elite Series	VULCV-III Elite Series
VULDB Elite Series	Momentum VULONE
VULDB-II Elite Series	Momentum VULONE 2007
VULCV-II/VUL Flex Elite Series	Momentum VULONE 2005

Lincoln Life Flexible Premium Variable Life Account R

SVUL-II Elite Series	Momentum SVULONE
SVUL-III Elite Series	Momentum SVULONE 2007

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account M

VULDB Elite Series	VULCV-III Elite Series
VULDB-II Elite Series	Momentum VULONE
VULCV-II/VUL Flex Elite Series	Momentum VULONE 2005

LLANY Separate Account R for Flexible Premium Variable Life Insurance

SVUL Elite Series	SVUL-III Elite Series
SVUL-II Elite Series

The information in this supplement updates and amends certain information contained in the last product prospectus you received.  Keep this supplement with your prospectus for reference.

Lincoln Life has created and made available to you new Sub-Accounts which purchase shares of the funds listed below.  Those funds are referred to as "Underlying Funds".  Please refer to the prospectus for each Underlying Fund for comprehensive information.  Prospectuses for each of the Underlying Funds listed below are available by calling 1-800-487-1485, contacting your financial advisor, or by visiting our website at www.LincolnFinancial.com.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

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LVIP BlackRock Emerging Markets RPM Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.

This fund will be available on or about May 13, 2013. Consult your financial advisor.